UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020

MADISON SQUARE GARDEN SPORTS CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza, New York, New York	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 465-4111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2020, Madison Square Garden Sports Corp. (the “Company”) entered into a letter agreement with Lawrence J. Burian, Executive Vice President and General Counsel of the Company.

Pursuant to the agreement with the Company, solely for purposes of Mr. Burian’s “Good Reason” rights which arose as a result of the changes to his employment at the time of the spinoff by the Company of Madison Square Garden Entertainment Corp. (the “Distribution”), the Company extended the date by which Mr. Burian may voluntarily terminate his employment for Good Reason (as defined in his Employment Agreement, dated as of September 6, 2018 (the “Employment Agreement”) with the Company) to September 16, 2020, or such later date as may be mutually agreed by the parties (such a termination, a “Spin Termination”).

As consideration for the changes to the Employment Agreement, Mr. Burian agreed that any ordinary course long-term incentive awards granted to him by the Company after the date of the agreement will not be eligible to vest pursuant to the Employment Agreement solely in the event of his Spin Termination, unless the Company otherwise determines. The parties also agreed that upon his Spin Termination, Paragraph 2 of Annex B to Mr. Burian’s Employment Agreement will not apply.

The above description does not purport to be complete and is qualified in its entirety by reference to the letter agreement, which is attached as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Letter Agreement, dated June 19, 2020, between Madison Square Garden Sports Corp. and Lawrence J. Burian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN SPORTS CORP.
(Registrant)

By:	/s/ Mark C. Cresitello
Name:	Mark C. Cresitello
Title:	Senior Vice President, Associate General Counsel and Secretary

Dated: June 19, 2020